CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of KS E-Media Holdings, a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended September 30, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

         (1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 24, 2003           KS E-Media Holdings, Inc.

                                    /s/ Mayur Pandya
                                    -------------------------------------
                                    Mayur Pandya
                                    President, Chief Executive Officer and
                                    Chief Financial Officer





























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